Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Core Scientific Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jim Nygaard, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 24, 2025	By:	/s/ Jim Nygaard
Jim Nygaard
Chief Financial Officer
(Principal Financial and Accounting Officer)